Jonathan Lewis, MD,
PhD

Chief Executive Officer

FORWARD-LOOKING STATEMENTS

Some of the statements made in this presentation are
forward-looking statements. These forward-looking
statements are based upon our current expectations and
projections about future events and generally relate to our
plans, objectives and expectations for the development of
and commercialization of in-licensed cancer drugs. Although
management believes that the plans and objectives reflected
in or suggested by these forward-looking statements are
reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially
different from the plans, objectives and expectations
expressed in this presentation.

ZIOPHARM Mission

Advance patient treatment in cancer

Apply new insights from molecular and cancer biology to
understand how to improve the efficacy and safety of
approved and developmental cancer therapies

Develop and commercialize a diverse, risk-sensitive
portfolio of cancer drugs to address unmet medical needs

2007 Year in Review

Three product portfolio in phase I/II trials; multiple
registration pathways for both niche and broad-based
indications

Multiple data points in all programs for phase II
randomized trials – palifosfamide expected to initiate
Q3 2008

Significant portfolio sales potential remains validated

Intellectual property portfolio broadened

Leadership team strengthened

Leadership Team

Eli Lilly (Prozac®), Inflexxion,
PHARMetrics, PAREXEL

24

Steve Bloom

VP, Business Development

EPIX, Sandoz (Novartis)

17

John Amedio, PhD

VP, Manufacturing & Process Development

EPIX, Theseus, Dupont,

Genzyme, PAREXEL

22

Bob Morgan, JD

VP, Regulatory Affairs & Quality

Point Therapeutics, Procept

15

Barry Jones, PhD

SVP, Technical Operations

Biogen (Amevive®), ImmuLogic,

Point Therapeutics, BioTransplant

26

Barbara Wallner, PhD

Chief Technology Officer

Bayer (Nexavar®), Leo

14

Brian Schwartz, MD

Chief Medical Officer

Biotech CEO (Velcade®, OvaRex®)

President  Squibb, US

SmithKline Beecham (Tagamet®)

40

Dick Bagley

President, Chief Operating Officer

Yale, Memorial Sloan Kettering

Antigenics (CMO)

17

Jon Lewis, MD, PhD

Chief Executive Officer

Industry Experience

Yrs. Exp

Executive

INDIBULIN (301)

PALIFOSFAMIDE (201)

DARINAPARSIN (101)

ZIOPHARM PIPELINE

PRE-CLINICAL

PHASE I

PHASE II

PHASE III

Oral Single Agent

Combination (erlotinib) Tarceva®

Second Combination Trial

Sarcoma

Combination (doxorubicin) Adriamycin®

Oral

RCT

Myeloma / Single Agent

Leukemia / Lymphoma

Hepatocellular Carcinoma

Oral

Product Status

Indibulin – most commercial promise (major solid
tumors)

Palifosfamide – most advanced (sarcoma)

Darinaparsin – best “tumor response” (lymphoma)

Capital Markets / FDA

Strategy analysis results in 2008 adjustments

Palifosfamide – most advanced program (sarcoma)

IV randomized phase II initiating Q3

Oral additional preclinical study

Indibulin – most commercial promise (major solid tumors)

Tarceva® combination study in progress

Xeloda® combination trial in Q3

Darinaparsin – best tumor response (lymphoma)

Phase II data in lymphoma, additional data in liver cancer will guide partnering

INDIBULIN

ZIO-301

Indibulin

Novel, oral tubulin binding agent

Targets cancer cell mitosis and movement

Potent preclinical synergy with approved therapies
(Tarceva ®, 5-FU, Taxotere® )

Low toxicity profile

Strong intellectual property

Indibulin Mechanism of Action

Tubulins are involved in cell migration – “seeding”

Indibulin inhibits cell migration of MO4 cells in
concentration dependent manner

Anti-invasive and anti-metastatic activity

Indibulin is also anti-mitotic

Cell
Mitosis

Cell Migration
“Seeding”

Indibulin and Tarceva®

70.65

Indibulin Synergizes With 5-FU

Days post tumor implant

0

1000

2000

3000

4000

5000

6000

0

10

20

30

40

50

60

Vehicle

Indibulin, 30 mg/kg

75 mg/kg 5-FU

Combination

Human Breast Cancer, MX-1, Xenograft

Second Phase I/II Combination Trial To
Follow

Prostate

Rapidly rising PSA prior to starting study

NSCLC

Prior gem/cis

CRC

2 heavily pretreated patients

H & N

2 pretreated patients

Ovarian

Heavily pretreated patient with brain metastases

Reduction in abdominal tumor size and markers

Papillary thyroid

Reduction in tumor size

Reduction in thyroglobulin

Indibulin
Preliminary Efficacy Seen in Phase I Studies

Prolonged stable disease in multiple tumor types

AACR/ NCI/ EORTC 2007,

ASCO 2007

Indibulin Phase I Preliminary PET Data

Pt. 12: Periam-
pullary Ca

Pt. 8†: Leiomyo-
sarcoma

Pt. 10: Ewing’s

Sarcoma

Pt. 13:

Neuro-

endrocrine

Pt. 11:
Osteo-
sarcoma

Pt. 6†:

STS

Pt. 9:
Ovarian
Ca

Pt. 5†:
Osteo-

sarcoma

Change In Maximum SUV Of Target Lesions From
Baseline*

Unverified data. Cutoff date: 20 FEB 2008

Ca=carcinoma; SUV=standardized uptake value (sum)

*Data represent maximum percent change in SUV of target lesions from baseline as assessed by Investigator from PET on Week 7 of treatment.

† Patient has global MP for appearance of new lesions
or for increase in size of target or non-target lesions

Indibulin: Development Strategy

Taxanes are standard of care

Lung, breast, prostate, ovarian and gastric cancer

Indibulin may garner significant market share

Oral dosing

Lack of neurotoxicity

Potential efficacy in MDR tumors

Potential initial indications

Lung, head & neck, breast, gastric, prostate, other

Label expansion following Fast Track development
program

Indibulin: Clinical Development Plan

Oral Single Agent

Preclinical   Phase I       Phase II      Phase III

Phase I/II (erlotinib)
Tarceva® combination

Second Combination
Trial

Q3

Potential Registration
Phase

‘09

Other POC Studies

Final
Composite
Data 1H08

PALIFOSFAMIDE

ZIO-201

Palifosfamide (ZIO-201)

Stabilized active metabolite of ifosfamide (IFOS); related to cyclophosphamide - CPA

Novel IV alkylating agent; oral form developed

Niche and large market potential

Potent preclinical synergy with Adriamycin®

Activity, convenience and safety profile over ifosfamide

Patent applications filed in U.S. and internationally

Toxic Chloroacetaldehyde

Toxic Acrolein

Key IFOS metabolites

Active Metabolite (IPM)

Mesna

Ifosfamide (IFOS)

IFOS approved for testicular cancer; standard of care for
sarcoma; as part of ICE regimen for lymphoma

In Sarcoma:

5.5 – 8.4 % front-line response rate in multicenter,
randomized study (n=326)*

Response does not translate into survival benefit

Median PFS 2.16 – 3.0 months

Ifosfamide-based therapy associated with improved
survival in synovial sarcoma**

Drug is difficult to tolerate*:

Grade 3/4 febrile neutropenia – 18-20%

Grade 3/4  encephalopathy – 11%

*Lotigan et al, JCO, July 2007

**Eilber et al, Ann Surg, July 2007

Palifosfamide Advantages

Palifosfamide advantages over IFOS include:

  Active, no pro-drug

  No hemorrhagic cystitis or CNS toxicity

  No Mesna

  Active in IFOS and CPA resistant xenografts

  IV and oral

Palifosfamide: Phase II Sarcoma

Phase II trial includes diverse sarcoma subtypes

50 patients, fully enrolled and treatment completed

Median number of prior chemotherapies was 5

As reported, SD or better in 48% of 44 evaluated patients

1 PR (liposarcoma) lasting 35 weeks

IFOS-naïve patients (n=11): 64% (7/11) SD or better

Adverse events primarily mild to moderate in severity and
gastrointestinal or renal related

No reports of CNS or bladder toxicities and no significant bone marrow suppression or alopecia.

Palifosfamide: Phase II Sarcoma Trial

N

Median PFS

(weeks)

% Progression-free

at 3 months

All

44

10

40.1

IFOS-naïve

11

Not reached

52.1

Over age 65

11

17

53.0

Note: PFS was calculated using time interval of first study drug dose until date of documented disease progression (clinical or radiological symptomatology or death). Patients were censored if discontinued due to toxicity or early withdrawal.

Reported Preliminary Progression-free Survival

Because of limited efficacy of post-surgical standard care, 40%
progression-free rate is indicative of a highly active experimental therapy warranting further study

Retroperitoneal Sarcoma: Multiple Prior
Recurrences

13.9 × 11.2 cm

Baseline

12 weeks

9.0 × 7.0 cm

Palifosfamide : Clinical Development Plan

Sarcoma

Preclinical      Phase I       Phase II     Phase III

Sarcoma Combination
(doxorubicin) Adriamycin®
Phase I/II

RCT

Oral

Final Data
2H08

Q3

IND  ‘08

Palifosfamide : Synergistic With
Adriamycin® (MX-1 Xenograft Model)

Time since tumor implantation, days

Palifosfamide Registration Options

Registration strategy

Data and expert opinion suggest:  palifosfamide /
Adriamycin ® vs. Adriamycin® in front and second-line
patients;

PFS as primary endpoint

Do single study for approval

Window of opportunity for studies in sarcoma

DARINAPARSIN

ZIO-101

Darinaparsin (ZIO-101)  Organic Arsenic

Organic Arsenic: first in a new class of molecules

Novel IV multifunctional agent; phase I oral accelerated

Potentially safer and more active for cancer treatment than
approved inorganic arsenic

Early activity in NHL and liver; Active in myeloma, other heme indications

Issued U.S. patents, applications internationally

O

H

H

N

O

N

H

N

H

2

O

S

A

s

C

H

3

H

3

C

O

H

O

O

Darinaparsin: Mechanism of Action

Darinaparsin

Death
receptor

NADPH
oxidase

Active
NADPH
oxidase

ROS

Cytochrome C

Apoptosome

Caspase 9

Caspase 3

Caspase 8

Bax

Bcl2

Bclxl

Nucleus

PARP

Cell cycle
arrest

Apoptosis

Anti-angiogenesis

Mitochondrial
perturbation

Darinaparsin: Phase I/II Trials

Hematological Cancers

Results reported in hematology phase II trial

In 6 of 14 leukemia patients SD

In 3 of 7 evaluable lymphoma patients: CR in heavily pretreated NHL (PTCL), prolonged SD in B-cell lymphoma; and interval response in HL (NS)

Solid Tumors

Phase I solid tumor results reported (37/40 patients)

2/3 renal with stable disease;  4/18 colorectal with stable disease; one pancreas,
H&N, spinal tumor

Multiple Myeloma

Phase I myeloma patients (14 evaluable reported) heavily pretreated (failed median 8 prior therapies)

6/14 stable disease,  > 4 months duration

Two phase II trials, best response stable disease (one > year); registration strategy not viable in current market

Liver Cancer

Patients with multiple treatment courses; reports of Q0L

AACR 2008, ECCO 2007, ASCO 2007,

AACR/ EORTC/ NCI 2006

Darinaparsin: NH Lymphoma CR

Baseline

12 weeks

Darinaparsin:   Early Activity Results
Pancreas Cancer – Liver Metastases

Baseline

Post treatment

  Well tolerated

  No clinically relevant QTc prolongation, bone marrow
          suppression or peripheral neuropathy

  DLT of transient confusion, ataxia

  All toxicities reversible

Darinaparsin: Safety Summary

Darinaparsin: Clinical Development Plan

Preclinical      Phase I       Phase II     Phase III

Myeloma/Single Agent

Oral

Hepatocellular Carcinoma

Final Data
1H08

Interim
Data 1H08

Preliminary
Data 1H08

Additional IV phase II data and oral results
form basis for future study

Leukemia/Lymphoma

Final Data
1H08

Head & Neck
(3rd)

Oral Single
Agent IV

Breast(3rd)
Colorectal(3rd)
Prostate (3rd)

NSCL(2nd)
Ovarian (3 rd)

Oral Combination

Secondary Indications

Target Indications

INDIBULIN

Breast (3rd)
Colorectal (3 rd)
Prostate (3rd)
Ovarian (3rd)

Oral Combination

Lymphoma (ICE, RICE)
Ovarian (3rd)
Pediatric Sarcoma

Sarcoma (1st, 2 nd)

IV Combination

Secondary Indications

Target Indications

PALIFOSFAMIDE

Business Strategy: Progressive Label Expansion

Other Hodgkins/Non-Hodgkins (3rd)

Other Solid Tumors

PTCL (front)
Liver
APL
MM (3rd)
Liver

IV Single Agent
IV Combination
Oral Single Agent

Oral Combination

Secondary Indications

Target Indications

DARINAPARSIN

Upcoming Milestones

2H

Ph II

Compound

Goal

Target

INDIBULIN (301)

Initiate ph Ib/IIa combination Tarceva® trial

Q1

Initiate second ph II combination trial

Q3

Final composite data from three ph I trials

1H

Potential registration phase

‘09

PALIFOSFAMIDE (201)

Initiate IV ph I/II combination Adriamycin®   trial

Q1

Initiate oral ph I solid tumors

‘09

Final ph II sarcoma data

2H

Randomized front & second line worldwide sarcoma
trial

Q3

DARINAPARSIN (101)

Final ph II myeloma

1H

Final ph II heme

1H

Interim ph II liver

1H

Preliminary oral ph I

1H

Financial Highlights

Cash at 12/31/07:                                                                                                $35.0 MM

Current Cash Burn:                                                                                        $2.1 MM / mth

Primary Shares:                                                                                                        ~ 21 MM

Cash financial guidance:  Strategy review decisions impact
cash burn by extending into Q3 ’09 (update of 10KSB)

NASDAQ:ZIOP